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                                                                     Exhibit 1.1

                                                             S&S DRAFT; 10/28/96






                             [______________] Shares

                              STEEL DYNAMICS, INC.

                     Common Stock (par value $.01 per share)





                             UNDERWRITING AGREEMENT







___________, 1996
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                                                             _____________, 1996





Morgan Stanley & Co. Incorporated
PaineWebber Incorporated
McDonald & Company Securities, Inc.
Salomon Brothers Inc
c/o Morgan Stanley & Co. Incorporated
         1585 Broadway
         New York, New York  10036

Morgan Stanley & Co. International Limited
PaineWebber International (U.K.) Ltd.
McDonald & Company Securities, Inc.
Salomon Brothers International Limited
c/o Morgan Stanley & Co. International Limited
         25 Cabot Square
         Canary Wharf
         London E14 4QA
         England

Dear Sirs:

                  Steel Dynamics, Inc., an Indiana corporation (the "Company"), proposes to issue and sell to the several Underwriters named in Schedules I and II hereto (the "Underwriters"), and certain shareholders of the Company (the "Selling Shareholders") named in Schedule III hereto severally propose to sell to the several Underwriters, an aggregate of [________] shares of the Common Stock (par value $.01 per share) of the Company (the "Firm Shares") of which [_________] shares are to be issued and sold by the Company (the "Company Shares") and [_________] shares are to be sold by the Selling Shareholders, each Selling Shareholder selling the amount set forth opposite such Selling Shareholder's name in Schedule III hereto. The Company and the Selling Shareholders are hereinafter collectively referred to as the "Sellers".

                  It is understood that, subject to the conditions hereinafter stated, [___________] Firm Shares (the "U.S. Firm Shares") will be sold to the several U.S. Underwriters named in Schedule I hereto (the "U.S. Underwriters") in connection with the offering and sale of such U.S. Firm Shares in the United States and Canada to United States and Canadian Persons (as such terms are defined in the Agreement Between U.S. and International Underwriters of even date herewith), and [_________] Firm Shares (the
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                                       2

"International Shares") will be sold to the several International Underwriters named in Schedule II hereto (the "International Underwriters") in connection with the offering and sale of such International Shares outside the United States and Canada to persons other than United States and Canadian Persons. Morgan Stanley & Co. Incorporated, PaineWebber Incorporated, McDonald & Company Securities, Inc. and Salomon Brothers Inc shall act as representatives (the "U.S. Representatives") of the several U.S. Underwriters, and Morgan Stanley & Co. International Limited, PaineWebber International (U.K.) Ltd., McDonald & Company Securities, Inc. and Salomon Brothers International Limited shall act as representatives (the "International Representatives") of the several International Underwriters. The U.S. Underwriters and the International Underwriters are hereinafter collectively referred to as the "Underwriters".

                  The Company and the Selling Shareholders also severally propose to issue and sell to the several U.S. Underwriters not more than an additional aggregate of [_________] shares of its Common Stock (par value $.01 per share) (the "Additional Shares") if and to the extent that the U.S. Representatives shall have determined to exercise, on behalf of the U.S. Underwriters, the right to purchase such shares of Common Stock granted to the U.S. Underwriters in Section 3 hereof. The Firm Shares and the Additional Shares are hereinafter collectively referred to as the "Shares". The shares of Common Stock (par value $.01 per share) of the Company to be outstanding after giving effect to the sales contemplated hereby are hereinafter referred to as the "Common Stock".

                  The Company has filed with the Securities and Exchange Commission (the "Commission") a registration statement relating to the Shares. The registration statement contains two prospectuses to be used in connection with the offering and sale of the Shares: the U.S. prospectus, to be used in connection with the offering and sale of Shares in the United States and Canada to United States and Canadian Persons, and the international prospectus, to be used in connection with the offering and sale of Shares outside the United States and Canada to persons other than United States and Canadian Persons. The international prospectus is identical to the U.S. prospectus except for the outside front cover page. The registration statement as amended at the time it becomes effective, including the exhibits thereto and the information (if any) deemed to be part of the registration statement at the time of effectiveness pursuant to Rule 430A under the Securities Act of 1933, as amended (the "Securities Act"), is hereinafter referred to as the "Original Registration Statement"; any registration statement filed pursuant to Rule 462(b) under the Securities Act is hereinafter referred to as the "Rule 462(b) Registration Statement"; the Original Registration Statement and any Rule 462(b) Registration Statement are hereinafter referred to collectively as the "Registration Statement"; the U.S. prospectus and the international prospectus in the respective forms first used to confirm sales of Shares are hereinafter collectively referred to as the "Prospectus".
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                                        3


                  The Underwriters agree to reserve a maximum of [________] Firm Shares for the offering and sale to certain employees of the Company (and to certain other persons designated by the Company) at the Purchase Price (as defined below). Any such shares not purchased by such persons by the end of the first business day after the date of this Agreement will be offered to the public by the Underwriters as set forth in the Prospectus

                  1. Representations and Warranties of the Company. The Company represents and warrants to each of the Underwriters that:

                  (a) The Original Registration Statement has become effective, and if the Company has elected to rely upon Rule 462(b) under the Securities Act, the Rule 462(b) Registration Statement shall have become effective not later than the earlier of (i) 10:00 p.m. Eastern time on the date hereof and (ii) the time confirmations are sent or given, as specified by Rule 462(b) under the Securities Act; no stop order suspending the effectiveness of the Registration Statement is in effect, and no proceedings for such purpose are pending before or threatened by the Commission.

                  (b) (i) The Registration Statement and the Prospectus comply and, as amended or supplemented, if applicable, will comply in all material respects with the Securities Act and the applicable rules and regulations of the Commission thereunder, (ii) each part of the Registration Statement, when such part became effective, did not contain and each such part, as amended or supplemented, if applicable, will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, and (iii) the Prospectus does not contain and, as amended or supplemented, if applicable, will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, except that the representations and warranties set forth in this Section 1(b) do not apply to statements or omissions in the Registration Statement or the Prospectus based upon information relating to any Underwriter furnished to the Company in writing by such Underwriter through you expressly for use therein.

                  (c) The Company has been duly incorporated, is validly existing as a corporation in good standing under the laws of the jurisdiction of its incorporation, has the corporate power and authority to own its property and to conduct its business as described in the Prospectus and is duly qualified to transact business and is in good standing in each jurisdiction in which the conduct of its business or its ownership or leasing of property requires such qualification, except to the extent that the failure to be so qualified or be in good standing would not have a material adverse effect on the Company and its subsidiaries, taken as a whole.
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                                        4

                  (d) Each subsidiary of the Company has been duly incorporated, is validly existing as a corporation in good standing under the laws of the jurisdiction of its incorporation, has the corporate power and authority to own its property and to conduct its business as described in the Prospectus and is duly qualified to transact business and is in good standing in each jurisdiction in which the conduct of its business or its ownership or leasing of property requires such qualification, except to the extent that the failure to be so qualified or be in good standing would not have a material adverse effect on the Company and its subsidiaries, taken as a whole.

                  (e) The authorized capital stock of the Company conforms as to legal matters to the description thereof contained in the Prospectus.

                  (f) The shares of Common Stock (including the Shares to be sold by the Selling Shareholders) outstanding prior to the issuance of the Shares have been duly authorized and are validly issued, fully paid and non-assessable.

                  (g) The Company Shares have been duly authorized and, when issued and delivered in accordance with the terms of this Agreement, will be validly issued, fully paid and non-assessable, and the issuance of such Shares will not be subject to any preemptive or similar rights.

                  (h) This Agreement and each of the Irrevocable Power of Attorney and Custody Agreements (collectively, the "Power of Attorney and Custody Agreements"), each dated the date hereof, by each Selling Shareholder and the Company as Custodian (the "Custodian"), appointing certain individuals as the Selling Shareholders' attorneys-in-fact to the extent set forth therein relating to the transactions contemplated hereby and by the Registration Statement have been duly authorized, executed and delivered by the Company.

                  (i) The execution and delivery by the Company of, and the performance by the Company of its obligations under, this Agreement and the Power of Attorney and Custody Agreements, and the issuance and delivery of the Company Shares will not contravene any provision of applicable law or the articles of incorporation or by-laws of the Company or any agreement or other instrument binding upon the Company or any of its subsidiaries that is material to the Company and its subsidiaries, taken as a whole, or any judgment, order or decree of any governmental body, agency or court having jurisdiction over the Company or any subsidiary, and no consent, approval, authorization or order of or qualification with any governmental body or agency is required for the performance by the Company of its obligations under this Agreement, except such as may be required by the securities or Blue Sky laws of the various states in connection with the offer and sale of the Shares.
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                  (j) There has not occurred any material adverse change, or any development involving a prospective material adverse change, in the condition, financial or otherwise, or in the earnings, business or operations of the Company and its subsidiaries, taken as a whole, from that set forth in the Prospectus (exclusive of any amendments or supplements thereto subsequent to the date of this Agreement).

                  (k) There are no legal or governmental proceedings pending or threatened to which the Company or any of its subsidiaries is a party or to which any of the properties of the Company or any of its subsidiaries is subject that are required to be described in the Registration Statement or the Prospectus and are not so described or any statutes, regulations, contracts or other documents that are required to be described in the Registration Statement or the Prospectus or to be filed as exhibits to the Registration Statement that are not described or filed as required.

                  (l) Each of the Company and its subsidiaries has all necessary consents, authorizations, approvals, orders, certificates and permits of and from, and has made all declarations and filings with, all federal, state, local and other governmental authorities, all self-regulatory organizations and all courts and other tribunals, to own, lease, license and use its properties and assets and to conduct its business in the manner described in the Prospectus, except to the extent that the failure to obtain such consents, authorizations, approvals, orders, certificates and permits or make such declarations and filings would not have a material adverse effect on the Company and its subsidiaries, taken as a whole. Neither the Company nor any of its subsidiaries has received any notice of proceedings relating to the revocation or modification of any such consent, authorization, approval, order, certificate or permit which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would result in a material adverse change in the condition, financial or otherwise, or in the earnings, business or operations of the Company and its subsidiaries, taken as a whole, except as described in or contemplated by the Prospectus.

                  (m) Each preliminary prospectus filed as part of the registration statement as originally filed or as part of any amendment thereto, or filed pursuant to Rule 424 under the Securities Act or incorporated by reference into or filed as part of the Rule 462(b) Registration Statement, complied when so filed in all material respects with the Securities Act and the rules and regulations of the Commission thereunder.

                  (n) The Company is not and, after giving effect to the offering and sale of the Shares and the application of the proceeds thereof as described in the Prospectus, will not be an "investment company" as such term is defined in the Investment Company Act of 1940, as amended.
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                                        6

                  (o) The Company and its subsidiaries are (i) in compliance with any and all applicable foreign, federal, state and local laws and regulations relating to the protection of human health and safety, the environment or hazardous or toxic substances or wastes, pollutants or contaminants ("Environmental Laws"), (ii) have received all permits, licenses or other approvals required of them under applicable Environmental Laws to conduct their respective businesses and (iii) are in compliance with all terms and conditions of any such permit, license or approval, except where such noncompliance with Environmental Laws, failure to receive required permits, licenses or other approvals or failure to comply with the terms and conditions of such permits, licenses or approvals would not, singly or in the aggregate, have a material adverse effect on the Company and its subsidiaries, taken as a whole.

                  (p) In the ordinary course of its business, the Company conducts a periodic review of the effect of Environmental Laws on the business, operations and properties of the Company and its subsidiaries, in the course of which it identifies and evaluates associated costs and liabilities (including, without limitation, any capital or operating expenditures required for clean-up, closure of properties or compliance with Environmental Laws or any permit, license or approval, any related constraints on operating activities and any potential liabilities to third parties). On the basis of such review, the Company has reasonably concluded that such associated costs and liabilities would not, singly or in the aggregate, have a material adverse effect on the Company and its subsidiaries, taken as a whole.

                  (q) Subsequent to the respective dates as of which information is given in the Registration Statement and the Prospectus, (1) the Company and its subsidiaries have not incurred any material liability or obligation, direct or contingent, nor entered into any material transaction not in the ordinary course of business; (2) the Company has not purchased any of its outstanding capital stock, nor declared, paid or otherwise made any dividend or distribution of any kind on its capital stock; and (3) there has not been any material change in the capital stock, short-term debt or long-term debt of the Company and its consolidated subsidiaries, except in each case as described in or contemplated by the Prospectus.

                  (r) The Company and its subsidiaries have good and marketable title in fee simple to all real property and good and marketable title to all personal property owned by them which is material to the business of the Company and its subsidiaries, in each case free and clear of all liens, encumbrances and defects except such as are described in the Prospectus or such as do not materially affect the value of such property and do not interfere with the use made and proposed to be made of such property by the Company and its subsidiaries; and any real property and buildings held under lease by the Company and its subsidiaries are held by them under valid, subsisting and enforceable leases with such exceptions as are not material and do not
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                                        7

         interfere with the use made and proposed to be made of such property and buildings by the Company and its subsidiaries, in each case except as described in or contemplated by the Prospectus.

                  (s) The Company and its subsidiaries own or possess, or can acquire on reasonable terms, all material patents, patent rights, licenses, inventions, copyrights, know-how (including trade secrets and other unpatented and/or unpatentable proprietary or confidential information, systems or procedures), trademarks, service marks and trade names currently employed by them in connection with the business now operated by them, and neither the Company nor any of its subsidiaries has received any notice of infringement of or conflict with asserted rights of others with respect to any of the foregoing which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would result in any material adverse change in the condition, financial or otherwise, or in the earnings, business or operations of the Company and its subsidiaries, taken as a whole.

                  (t) No material labor dispute with the employees of the Company or any of its subsidiaries exists, except as described in or contemplated by the Prospectus, or, to the knowledge of the Company, is imminent; and the Company is not aware of any existing, threatened or imminent labor disturbance by the employees of any of its principal suppliers, manufacturers or contractors that could result in any material adverse change in the condition, financial or otherwise, or in the earnings, business or operations of the Company and its subsidiaries, taken as a whole.

                  (u) The Company and each of its subsidiaries are insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as are prudent and customary in the businesses in which they are engaged; neither the Company nor any such subsidiary has been refused any insurance coverage sought or applied for; and neither the Company nor any such subsidiary has any reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business at a cost that would not materially and adversely affect the condition, financial or otherwise, or the earnings, business or operations of the Company and its subsidiaries, taken as a whole, except as described in or contemplated by the Prospectus.

                  (v) The Company and each of its subsidiaries maintain a system of internal accounting controls sufficient to provide reasonable assurance that (1) transactions are executed in accordance with management's general or specific authorizations; (2) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain asset accountability; (3) access to assets is permitted only in accordance with management's
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                                        8

         general or specific authorization; and (4) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

                  (w) There are no holders of securities (debt or equity) of the Company or any of its subsidiaries, or holders of rights, options, or warrants to obtain securities of the Company or any of its subsidiaries, who have the right, during the 180 day period after the date of this Agreement to require the Company to register securities held by them under the Securities Act, other than holders who have waived such right for the 180 day period after the date of the initial public offering of the Shares and have waived their rights with respect to the inclusion of their securities in the Registration Statement.

                  (x) The Company has complied with all provisions of Section 517.075, Florida Statutes (Chapter 92-198, Laws of Florida), relating to doing business with the Government of Cuba or with any person or affiliate located in Cuba.

                  (y) The Company has obtained the necessary waivers from (i) the holders of the Company's 11% Senior Subordinated Promissory Notes due September 30, 2002 (the "Subordinated Notes") to prepay such Subordinated Notes as described in the "Use of Proceeds" section of the Prospectus and (ii) the lenders under the Company's Credit Agreement dated as of June 30, 1994 and as amended as of March 4, 1996.

                  2. Representations and Warranties of the Selling Shareholders. Each of the Selling Shareholders severally and not jointly represents and warrants to and agrees with each of the Underwriters that:

                  (a) This Agreement has been duly authorized, executed and delivered by or on behalf of such Selling Shareholder.

                  (b) The execution and delivery by such Selling Shareholder of, and the performance by such Selling Shareholder of its obligations under, this Agreement and its Power of Attorney and Custody Agreement will not contravene any provision of applicable law, or the certificate of incorporation or by-laws of such Selling Shareholder (if such Selling Shareholder is a corporation), or the trust agreement (if such Selling Shareholder is a trust) or any agreement or other instrument binding upon such Selling Shareholder or any judgment, order or decree of any governmental body, agency or court having jurisdiction over such Selling Shareholder, and no consent, approval, authorization or order of, or qualification with, any governmental body or agency is required for the performance by such Selling Shareholder of its obligations under this Agreement or the Power of Attorney and Custody Agreement of
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                                        9

         such Selling Shareholder, except such as may be required by the securities or Blue Sky laws of the various states in connection with the offer and sale of the Shares.

                  (c) Such Selling Shareholder has, and on the Closing Date (as defined below) will have, valid and marketable title to the Shares to be sold by such Selling Shareholder and the legal right and power, and all required authorizations and approvals to enter into this Agreement and its Power of Attorney and Custody Agreement and to sell, transfer and deliver the Shares to be sold by such Selling Shareholder.

                  (d) The Shares to be sold by such Selling Shareholder pursuant to this Agreement have been duly authorized and are validly issued, fully paid and non-assessable.

                  (e) The Power of Attorney and Custody Agreement of such Selling Shareholder has been duly authorized, executed and delivered by such Selling Shareholder and is a valid and binding agreement of such Selling Shareholder, enforceable in accordance with its terms, except as (i) the enforceability thereof may be limited by bankruptcy, insolvency or similar laws affecting creditors' rights generally and the availability of equitable remedies may be limited by equitable principles of general applicability.

                  (f) Delivery of the Shares to be sold by such Selling Shareholder pursuant to this Agreement will pass valid and marketable title to such Shares free and clear of any security interests, claims, liens, equities and other encumbrances.

                  (g) All information furnished to the Company by or on behalf of such Selling Shareholder expressly for use in the Registration Statement and Prospectus is, and on the Closing Date (as defined below) will be, true, correct and complete, and does not, and on the Closing Date will not, contain any untrue statement of material fact or omit to state any material fact necessary to make such information not misleading.

                  (h) (i) The Registration Statement and the Prospectus comply and, as amended or supplemented, if applicable, will comply in all material respects with the Securities Act and the applicable rules and regulations of the Commission thereunder, (ii) each part of the Registration Statement, when such part became effective, did not contain and each such part, as amended or supplemented, if applicable, will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, and (iii) the Prospectus does not contain and, as amended or supplemented, if applicable, will not contain any untrue statement of a material fact or omit to state a material fact
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                                       10

         necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, except that the representations and warranties set forth in this Section 2(h) do not apply to statements or omissions in the Registration Statement or the Prospectus based upon information relating to any Underwriter furnished to the Company in writing by such Underwriter through you expressly for use therein.

                  (i) Such Selling Shareholder has not taken and will not take, directly or indirectly, any action designed to, or that might be reasonably expected to, cause or result in stabilization or manipulation of the price of the Common Stock (provided that such Selling Shareholder does not make any representation as to any actions that may be taken by any Underwriter); and such Selling Shareholder has not distributed and will not distribute any prospectus or other offering material in connection with the offering and sale of the Shares other than any preliminary prospectus filed with the Commission or the Prospectus or other material permitted by the Securities Act.

                  (j) Such Selling Shareholder has no direct or indirect association or affiliation with any National Association of Securities Dealers, Inc. ("NASD") members and has had no arrangements, dealings or affiliation with, and is not aware of any information relating to underwriting compensation payable to or for the benefit of, any NASD member, person associated with a member or any Underwriter, relating to the offering of Shares that has not been disclosed in the Registration Statement.

                  3. Agreements to Sell and Purchase. Each Seller, severally and not jointly, hereby agrees to sell to the several Underwriters, and each Underwriter, upon the basis of the representations and warranties herein contained, but subject to the conditions hereinafter stated, agrees, severally and not jointly, to purchase from such Seller at U.S.$[______] a share (the "Purchase Price") the number of Firm Shares (subject to such adjustments to eliminate fractional shares as you may determine) that bears the same proportion to the number of Firm Shares to be sold by such Seller as the number of Firm Shares set forth in Schedules I and II hereto opposite the name of such Underwriter bears to the total number of Firm Shares.

                  On the basis of the representations and warranties contained in this Agreement, and subject to its terms and conditions, the Sellers, severally and not jointly, agree to sell to the U.S. Underwriters the Additional Shares, and the U.S. Underwriters shall have a one-time right to purchase, severally and not jointly, up to [_________] Additional Shares at the Purchase Price. If you, on behalf of the U.S. Underwriters, elect to exercise such option, you shall so notify the Sellers in writing not later than 30 days after the date of this Agreement, which notice shall specify the number of Additional Shares to be purchased by the U.S. Underwriters and the date on which such shares are to be purchased. Such date may be the same as the Closing Date (as defined below) but not earlier than the Closing Date nor later than ten business days after the date of such notice. Additional Shares may be purchased as provided in Section 5 hereof solely for the purpose of covering over-allotments made in connection with the offering of the Firm Shares. If any Additional Shares are to be purchased, each U.S. Underwriter agrees, severally and not jointly, to purchase the number of Additional Shares (subject to such adjustments to eliminate fractional shares as the U.S. Representatives may determine) that bears the same proportion to the total number of Additional Shares to be purchased as the number of U.S. Firm Shares set forth in Schedule I hereto opposite the name of such U.S. Underwriter bears to the total number of U.S. Firm Shares.

                  Each Seller hereby agrees that, without the prior written consent of Morgan Stanley & Co. Incorporated ("Morgan Stanley"), it will not, for a period of 180 days after the date of the Prospectus, (i) offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, or otherwise transfer or dispose of, directly or indirectly, any shares of Common Stock or any securities convertible into or exercisable or exchangeable for Common Stock (provided that such shares or securities are either now owned by such Seller or are hereafter acquired from the Company), or (ii) enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of such shares of Common Stock, whether any such transaction described in clause (i) or (ii) above is to be settled by delivery of Common Stock or such other securities, in cash or otherwise, other than (a) the sale of the Shares to the Underwriters pursuant to this Agreement or (b) the issuance by the Company of shares of Common Stock upon the exercise of an option or warrant or the conversion of a security outstanding on the date hereof of which the Underwriters have been advised in writing.

                  In addition, each Selling Shareholder agrees that, without the prior written consent of Morgan Stanley on behalf of the Underwriters, it will not, for a period of 180 days after the date of the Prospectus, make any demand for or exercise any right with respect to, the registration of any shares of Common Stock or any security convertible into or exercisable or exchangeable for Common Stock.

                  4. Terms of Public Offering. The Sellers are advised by you that the Underwriters propose to make a public offering of their respective portions of the Shares as soon after the Original Registration Statement and this Agreement have become effective as in your judgment is advisable. The Sellers are further advised by you that the Shares are to be offered to the public initially at U.S.$[____] a share (the "Public Offering Price") and to certain dealers selected by you at a price that represents a concession not in excess of U.S.$[____] a share under the Public Offering Price, and that any Underwriter may allow, and such dealers may reallow, a concession, not in excess of U.S.$[____] a share, to any Underwriter or to certain other dealers.

                  Each U.S. Underwriter hereby makes to and with the Company and each Selling Shareholder the representations and agreements of such U.S. Underwriter contained in the fifth and sixth paragraphs of Article III of the Agreement Between U.S. and International Underwriters of even date herewith. Each International Underwriter hereby makes to and with the Company and each Selling Shareholder the representations and agreements of such International Underwriter contained in the seventh, eighth, ninth and tenth paragraphs of
Article III of such Agreement.

                  5. Payment and Delivery. Payment for the Firm Shares to be sold by each Seller shall be made by wire transfers to the Company's and the Custodian's accounts in federal funds or other funds immediately available in New York City against delivery of such Firm Shares for the respective accounts of the several Underwriters at the office of Shearman & Sterling, 599 Lexington Avenue, New York, New York 10022 at 10:00 a.m., New York City time, on [_________], 1996, or at such other time on the same or such other date, not later than [_________], 1996, as shall be designated in writing by you. The time and date of such payment are hereinafter referred to as the "Closing Date".

                  Payment for any Additional Shares shall be made by wire transfer payable to the Company's and the Custodian's accounts in federal funds or other funds immediately available in New York City against delivery of such Additional Shares for the respective accounts of the several U.S. Underwriters at the office of Shearman & Sterling, 599 Lexington Avenue, New York, New York 10022 at 10:00 a.m., New York City time, on the date specified in the notice described in Section 3 or on such other date, in any event not later than [_______], 1996, as shall be designated in writing by you. The time and date of such payment are hereinafter referred to as the "Option Closing Date".

                  Certificates for the Firm Shares and Additional Shares shall be in definitive form and registered in such names and in such denominations as you shall request in writing not later than one full business day prior to the Closing Date or the Option Closing Date, as the case may be. The certificates evidencing the Firm Shares and Additional Shares shall be delivered to you on the Closing Date or the Option Closing Date, as the case may be, for the respective accounts of the several Underwriters, with any transfer taxes payable in connection with the transfer of the Shares to the Underwriters duly paid, against payment of the Purchase Price therefor.

                  6. Conditions to the Underwriters' Obligations. The obligations of the Sellers and the several obligations of the Underwriters hereunder are subject to the condition that the Registration Statement shall have become effective not later than the date hereof.

                  The several obligations of the Underwriters hereunder are subject to the following further conditions:

                  (a) Subsequent to the execution and delivery of this Agreement and prior to the Closing Date:

                           (i) there shall not have occurred any downgrading,
                  nor shall any notice have been given of any intended or potential downgrading or of any review for a possible change that does not indicate the direction of the possible change, in the rating accorded any of the Company's securities by any "nationally recognized statistical rating organization" as such term is defined for purposes of Rule 436(g)(2) under the Securities Act, and

                           (ii) there shall not have occurred any change, or any
                  development involving a prospective change, in the condition, financial or otherwise, or in the earnings, business or operations, of the Company and its subsidiaries, taken as a whole, from that set forth in the Registration Statement, that, in your judgment, is material and adverse and makes it, in your judgment, impracticable to market the Shares on the terms and in the manner contemplated in the Prospectus (exclusive of any amendments or supplements thereto subsequent to the date of this Agreement).

                  (b) The Underwriters shall have received on the Closing Date a certificate, dated the Closing Date and signed by an executive officer of the Company, to the effect set forth in clause (a)(i) above and to the effect that the representations and warranties of the Company contained in this Agreement are true and correct as of the Closing Date and that the Company has complied with all of the agreements and satisfied all of the conditions on its part to be performed or satisfied hereunder on or before the Closing Date.

                  The officer signing and delivering such certificate may rely upon the best of his knowledge as to proceedings threatened.

                  (c) No stop order suspending the effectiveness of the Registration Statement shall be in effect and no proceedings for such purpose shall be pending before or, to the knowledge of the Company or the Underwriters, threatened by the Commission.

                  (d) You shall have received on the Closing Date an opinion of Barrett & McNagny, counsel for the Company, dated the Closing Date, in the form attached hereto as Exhibit A.

                  The opinion of Barrett & McNagny shall be rendered to you at the request of the Company and shall so state therein.

                  (e) You shall have received on the Closing Date an opinion of each of _______________________, [___________________ and
         _________________,] counsel for the Selling Shareholders, dated the Closing Date, in the form attached hereto as Exhibit[s] B[-1 through B-__, respectively,].

                  The opinion[s] of _____________[, _____________ and
         ___________] shall be rendered to the Underwriters at the request of the Selling Shareholders and shall so state therein.

                  (f) You shall have received on the Closing Date an opinion of Shearman & Sterling, counsel for the Underwriters, dated the Closing Date, with respect to the Registration Statement and the Prospectus and such other related matters as you may reasonably request, and such counsel shall have received such documents and information as they may reasonably request to enable them to pass upon such matters.

                  (g) You shall have received, on each of the date hereof and the Closing Date, a letter dated the date hereof and the Closing Date, as the case may be, in form and substance satisfactory to you, from Deloitte & Touche LLP, independent public accountants, containing statements and information of the type ordinarily included in accountants' "comfort letters" to underwriters with respect to the financial statements and certain financial information contained in the Registration Statement and the Prospectus; provided that the letter delivered on the Closing Date shall use a "cut-off date" not earlier than the date hereof.

                  (h) The "lock-up" agreements, each substantially in the form of Exhibit C hereto between you, certain shareholders, officers and directors of the Company relating to sales and certain other dispositions of shares of Common Stock or any securities convertible into or exercisable or exchangeable for such Common Stock, delivered to you on or before the date hereof, shall be in full force and effect on the Closing Date.

                  [(i) True and complete copies of the waivers by (a) the holders of the Subordinated Notes and (b) the lenders under the Company's Credit Agreement dated as of June 30, 1994 and as amended as of March 4, 1996, shall be delivered to you on or before the date hereof and shall be in full force and effect on the Closing Date.]

                  (j) You shall have received on the Closing Date certificates dated the Closing Date and signed by the Selling Shareholders or by attorneys-in-fact of the Selling Shareholders, to the effect that the representations and warranties of each such Selling Shareholder contained in this Agreement are true and correct as of the Closing Date and that each such Selling Shareholder has complied with all of the agreements and satisfied all of the conditions on its part to be performed or satisfied hereunder on or before the Closing Date.

                  (k) The Company shall have complied with the provisions of
         Section 7(a) hereof with respect to the furnishing of Prospectuses on the business day next succeeding the date of this Agreement, in such quantities as you shall have reasonably requested.

                  (l) The Shares shall have been approved for quotation on the Nasdaq National Market System by the NASD.

                  (m) You shall have received such other documents and certificates as are reasonably requested by you or your counsel.

                  The several obligations of the U.S. Underwriters to purchase Additional Shares hereunder are subject to the delivery to the U.S. Representatives on the Option Closing Date of such documents as you may reasonably request with respect to the good standing of the Company, the due authorization and issuance of the Additional Shares and other matters related to the issuance of the Additional Shares.

                  7. Covenants of the Company. In further consideration of the agreements of the Underwriters herein contained, the Company covenants with each Underwriter as follows:

                  (a) To furnish to you, without charge, five signed copies of the Registration Statement (including exhibits thereto) and for delivery to each other Underwriter a conformed copy of the Registration Statement (without exhibits thereto) and, during the period mentioned in Section 7(c) below, as many copies of the Prospectus and any supplements and amendments thereto or to the Registration Statement as you may reasonably request. In the case of the Prospectus, to furnish copies of the Prospectus in New York City, prior to 10:00 a.m., New York City time, on the business day following the date of this Agreement, in such quantities as you reasonably request.

                  (b) Before amending or supplementing the Registration Statement or the Prospectus, to furnish to you a copy of each such proposed amendment or supplement and not to file any such proposed amendment or supplement to which you reasonably object; and to file with the Commission within the applicable period specified in Rule 424(b) under the Securities Act any prospectus required to be filed pursuant to such Rule.

                  (c) If, during such period after the first date of the public offering of the Shares as in the opinion of your counsel the Prospectus is required by law to be delivered in connection with sales by an Underwriter or dealer, any event shall occur or condition exist as a result of which it is necessary to amend or supplement the Prospectus in order to make the statements therein, in the light of the circumstances when the Prospectus is delivered to a purchaser, not misleading, or if, in the opinion of your counsel, it is necessary to amend or supplement the Prospectus to comply with applicable law, forthwith to prepare, file with the Commission and furnish, at its own expense, to the Underwriters and to the dealers (whose names and addresses you will furnish to the Company) to which Shares may have been sold by you on behalf of the Underwriters and to any other dealers upon request, either amendments or supplements to the Prospectus so that the statements in the Prospectus as so amended or supplemented will not, in the light of the circumstances when the Prospectus is delivered to a purchaser, be misleading or so that the Prospectus, as amended or supplemented, will comply with law.

                  (d) To endeavor to qualify the Shares for offer and sale under the securities or Blue Sky laws of such jurisdictions as you shall reasonably request and to pay all expenses (including fees and disbursements of counsel) in connection with such qualification and in connection with any review of the offering of the Shares by the NASD.

                  (e) If the Company elects to rely on Rule 462(b) under the Securities Act, the Company shall file a Rule 462(b) Registration Statement with the Commission in compliance with Rule 462(b) under the Securities Act no later than the earlier of (i) 10:00 p.m. Eastern time on the date hereof and (ii) the time confirmations are sent or given, as specified by Rule 462(b)(2) under the Securities Act, and shall pay the applicable fees in accordance with Rule 111 under the Securities Act.

                  (f) To make generally available to the Company's security holders and to you as soon as practicable, but no later than 60 days after the end of the twelve-month period beginning at the end of the Company's fiscal quarter during which the effective date of the Original Registration Statement occurs, an earnings statement of the Company covering such twelve-month period that satisfies the provisions of Section 11(a) of the Securities Act and the rules and regulations of the Commission thereunder.

                  (g) To use the net proceeds received by the Company from the sale of the Shares hereunder in the manner specified in the Prospectus under the caption "Use of Proceeds".

                  (h) Whether or not the transactions contemplated in this Agreement are consummated or this Agreement is terminated, to pay or cause to be paid all expenses incident to the performance of its obligations under this Agreement, including: (i) the fees, disbursements and expenses of the Company's counsel and the Company's accountants in connection with the registration and delivery of the Shares under the Securities Act and all other fees or expenses in connection with the preparation and filing of the Registration Statement, any preliminary prospectus, the Prospectus and amendments and supplements to any of the foregoing, including all printing costs associated therewith, and the mailing and delivering of copies thereof to the Underwriters and dealers, in the quantities hereinabove specified, (ii) all costs and expenses related to the transfer and delivery of the Shares to the Underwriters, including any transfer or other taxes payable thereon, (iii) the cost of printing or producing any preliminary or supplementary Blue Sky memorandum in connection with the offer and sale of the Shares under state securities laws and all expenses in connection with the qualification of the Shares for offer and sale under state securities laws as provided in Section 7(d) hereof, including filing fees and the reasonable fees and disbursements of counsel for the Underwriters in connection with such qualification and in connection with any preliminary or supplementary Blue Sky memorandum, (iv) all filing fees and disbursements of counsel to the Underwriters incurred in connection with the review and qualification of the offering of the Shares by the NASD, (v) all fees and expenses in connection with the preparation and filing of the registration statement on Form 8-A relating to the Common Stock and all costs and expenses incident to quoting the Shares on the Nasdaq National Market System, (vi) the cost of printing certificates representing the Shares,
         (vii) the costs and charges of any transfer agent, registrar or depositary, (viii) the costs and expenses of the Company relating to investor presentations on any "road show" undertaken in connection with the marketing of the offering of the Shares, including, without limitation, expenses associated with the production of road show slides and graphics, fees and expenses of any consultants engaged in connection with the road show presentations with the prior approval of the Company, travel and lodging expenses of the representatives and officers of the Company and any such consultants, and the cost of any aircraft chartered in connection with the road show, and (ix) all other costs and expenses incident to the performance of the obligations of the Company hereunder for which provision is not otherwise made in this Section. It is understood, however, that except as provided in this Section, Section 9 and the last paragraph of Section 11 below, the Underwriters will pay all of their costs and expenses, including fees and disbursements of their counsel, stock transfer taxes payable on resale of any of the Shares by them, and any advertising expenses connected with any offers they may make.

                  8. Covenants of the Selling Shareholders. In further consideration of the agreements of the Underwriters herein contained, each of the Selling Shareholders severally and not jointly covenants as follows:

                  (a) Whether or not the transactions contemplated hereby are consummated or this Agreement is terminated, to pay or cause to be paid
         (i) all taxes, if any, on the transfer and sale of the Shares being sold by such Selling Shareholder and (ii) such Selling Shareholder's pro rata share (determined by dividing the number of Shares sold by such Selling Shareholder by the total number of Shares sold by all Sellers) of all costs and expenses incident to the performance of the obligations of such Selling Shareholder under this Agreement, including, but not limited to, all expenses enumerated in Section 7(h) above, all expenses incident to the delivery of the Shares and the fees and expenses of counsel and accountants for such Selling Shareholder.

                  (b) Such Selling Shareholder has carefully reviewed the Registration Statement and will carefully review, promptly upon receipt, each amendment thereto provided to such Selling Shareholder. At any time during the period from the date hereof through the Closing Date, if there is any change in the information in the Registration Statement, including the tables and notes thereto that specifically relate to such Selling Shareholder, such Selling Shareholder will immediately notify the Company of such change.

                  (c) Such Selling Shareholder shall cooperate fully with the Company in supplying such information relating to such Selling Shareholder and the Shares as the Company may reasonably request for use in preparation of the Registration Statement and all other documents reasonably necessary or desirable in connection with the offering of Shares. In addition, such Selling Shareholder shall furnish to the Company (or, at the Company's request, to the Underwriters or other parties) such further certificates and documents confirming the representations and warranties contained herein, or with respect to related matters, as the Company may reasonably request.

                  9. Indemnity and Contribution. (a) The Sellers, jointly and severally, agree to indemnify and hold harmless each Underwriter and each person, if any, who controls any Underwriter within the meaning of either
Section 15 of the Securities Act or Section 20 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), from and against any and all losses, claims, damages and liabilities (including, without limitation, any legal or other expenses reasonably incurred by any Underwriter or any such controlling person in connection with defending or investigating any such action or claim) caused by any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or any amendment thereof, any preliminary prospectus or the Prospectus (as amended or supplemented if the Company shall have furnished any amendments or supplements thereto), or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as such losses, claims, damages or liabilities are caused by any such untrue statement or omission or alleged untrue statement or omission based upon information relating to any Underwriter furnished to the Company in writing by such Underwriter through you expressly for use therein.

                  (b) Each Selling Shareholder agrees, severally and not jointly, to indemnify and hold harmless the Company, its directors, its officers who sign the Registration Statement and each person, if any, who controls the Company within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act from and against any and all losses, claims, damages and liabilities (including, without limitation, any legal or other expenses reasonably incurred in connection with defending or investigating any such action or claim) caused by any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or any amendment thereof, any preliminary prospectus or the Prospectus (as amended or supplemented if the Company shall have furnished any amendments or supplements thereto), or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, but only with reference to information relating to such Selling Shareholder furnished in writing by or on behalf of such Selling Shareholder expressly for use therein.

                  (c) Each Underwriter agrees, severally and not jointly, to indemnify and hold harmless the Company, its directors, its officers who sign the Registration Statement, the Selling Shareholders and each person, if any, who controls the Company or any Selling Shareholder within the meaning of either
Section 15 of the Securities Act or Section 20 of the Exchange Act to the same extent as the foregoing indemnity from the Sellers to such Underwriter, but only with reference to information relating to such Underwriter furnished to the Company in writing by such Underwriter through you expressly for use in the Registration Statement, any preliminary prospectus, the Prospectus or any amendments or supplements thereto.

                  (d) In case any proceeding (including any governmental investigation) shall be instituted involving any person in respect of which indemnity may be sought pursuant to subsection (a), (b) or (c) of this Section 9, such person (the "indemnified party") shall promptly notify the person against whom such indemnity may be sought (the "indemnifying party") in writing and the indemnifying party, upon request of the indemnified party, shall retain counsel reasonably satisfactory to the indemnified party to represent the indemnified party and any others the indemnifying party may designate in such proceeding and shall pay the fees and disbursements of such counsel related to such proceeding. In any such proceeding, any indemnified party shall have the right to retain its own counsel, but the fees and expenses of such counsel shall be at the expense of such indemnified party unless (i) the indemnifying party and the indemnified party shall have mutually agreed to the retention of such counsel or (ii) the named parties to any such proceeding (including any impleaded parties) include both the indemnifying party and the indemnified party and representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them. It is understood that the indemnifying party shall not, in respect of the legal expenses of any indemnified party in connection with any proceeding or related proceedings in the same jurisdiction, be liable for the fees and expenses of more than one separate firm (in addition to any local counsel) for (i) all Underwriters and all persons, if any, who control any Underwriter within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act, (ii) the Company, its directors, its officers who sign the Registration Statement and each person, if any, who controls the Company within the meaning of either such Section and (iii) all Selling Shareholders and all persons, if any, who control any Selling Shareholder within the meaning of either such Section, and that all such fees and expenses shall be reimbursed as they are incurred. In the case of any such separate firm for the Underwriters and such control persons of Underwriters, such firm shall be designated in writing by Morgan Stanley. In the case of any such separate firm for the Company, and such directors, officers and control persons of the Company, such firm shall be designated in writing by the Company. In the case of any such separate firm for the Selling Shareholders and such controlling persons of Selling Shareholders, such firm shall be designated in writing by the persons named as attorneys-in-fact for the Selling Shareholders under the Power of Attorney and Custody Agreements. The indemnifying party shall not be liable for any settlement of any proceeding effected without its written consent, but if settled with such consent or if there be a final judgment for the plaintiff, the indemnifying party agrees to indemnify the indemnified party from and against any loss or liability by reason of such settlement or judgment. Notwithstanding the foregoing sentence, if at any time an indemnified party shall have requested an indemnifying party to reimburse the indemnified party for fees and expenses of counsel as contemplated by the second and third sentences of this subsection, the indemnifying party agrees that it shall be liable for any settlement of any proceeding effected without its written consent if (i) such settlement is entered into more than 30 days after receipt by such indemnifying party of the aforesaid, request and (ii) such indemnifying party shall not have reimbursed the indemnified party in accordance with such request prior to the date of such settlement. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened proceeding in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party, unless such settlement includes an unconditional release of such indemnified party from all liability on claims that are the subject matter of such proceeding.

                  (e) To the extent the indemnification provided for in subsection (a), (b) or (c) of this Section 9 is unavailable to an indemnified party or insufficient in respect of any losses, claims, damages or liabilities referred to therein, then each indemnifying party under such subsection, in lieu of indemnifying such indemnified party thereunder, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (i) in such proportion as is appropriate to reflect the relative benefits received by the indemnifying party or parties on the one hand and the indemnified party or parties on the other hand from the offering of the Shares or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the indemnifying party or parties on the one hand and of the indemnified party or parties on the other hand in connection with the statements or omissions that resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations. The relative benefits received by the Sellers on the one hand and the Underwriters on the other hand in connection with the offering of the Shares shall be deemed to be in the same respective proportions as the net proceeds from the offering of the Shares (before deducting expenses) received by each Seller and the total underwriting discounts and commissions received by the Underwriters, in each case as set forth in the table on the cover of the Prospectus, bear to the aggregate Public Offering Price of the Shares. The relative fault of the Sellers on the one hand and of the Underwriters on the other hand shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Sellers or by the Underwriters and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Underwriters' respective obligations to contribute pursuant to this Section 9 are several in proportion to the respective number of Shares they have purchased hereunder, and not joint.

                  (f) The Sellers and the Underwriters agree that it would not be just or equitable if contribution pursuant to this Section 9 were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation that does not take account of the equitable considerations referred to in subsection (e) of this Section 9. The amount paid or payable by an indemnified party as a result of the losses, claims, damages and liabilities referred to in subsection (e) of this Section 9 shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 9, no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Shares underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages that such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The remedies provided for in this Section 9 are not exclusive and shall not limit any rights or remedies which may otherwise be available to any indemnified party at law or in equity.

                  (g) The indemnity and contribution provisions contained in this Section 9 and the representations and warranties of the Company and the Selling Shareholders contained in this Agreement shall remain operative and in full force and effect regardless of (i) any termination of this Agreement, (ii) any investigation made by or on behalf of any Underwriter or any person controlling any Underwriter, any Selling Shareholder or any person controlling any Selling Shareholder, or the Company, its officers or directors or any person controlling the Company and (iii) acceptance of and payment for any of the Shares.

                  (h) The liability of each Selling Shareholder under the provisions of this Section 9 shall be limited to an amount equal to the Purchase Price of the Shares to be sold by such Selling Shareholder to the Underwriters hereunder.

                  10. Termination. This Agreement shall be subject to termination by notice given by you to the Company, if (a) after the execution and delivery of this Agreement and prior to the Closing Date (i) trading generally shall have been suspended or materially limited on or by, as the case may be, any of the New York Stock Exchange, the American Stock Exchange, the NASD, the Chicago Board of Options Exchange, the Chicago Mercantile Exchange or the Chicago Board of Trade, (ii) trading of any securities of the Company shall have been suspended on any exchange or in any over-the-counter market, (iii) a general moratorium on commercial banking activities in New York shall have been declared by either federal or New York State authorities or (iv) there shall have occurred any outbreak or escalation of hostilities or any change in financial markets or any calamity or crisis that, in your judgment, is material and adverse and (b) in the case of any of the events specified in clauses (a)(i) through (iv), such event singly or together with any other such event makes it, in your judgment, impracticable to market the Shares on the terms and in the manner contemplated in the Prospectus.

                  11. Effectiveness; Defaulting Underwriters. This Agreement shall become effective upon the later of (x) execution and delivery hereof by the parties hereto and (y) release of notification of the effectiveness of the Original Registration Statement by the Commission.

                  If, on the Closing Date or the Option Closing Date, as the case may be, any one or more of the Underwriters shall fail or refuse to purchase Shares that it or they have agreed to purchase hereunder on such date, and the aggregate number of Shares which such defaulting Underwriter or Underwriters agreed but failed or refused to purchase is not more than one-tenth of the aggregate number of the Shares to be purchased on such date, the other Underwriters shall be obligated severally in the proportions that the number of Firm Shares set forth opposite their respective names in Schedule I or Schedule II bears to the aggregate number of Firm Shares set forth opposite the names of all such nondefaulting Underwriters, or in such other proportions as you may specify, to purchase the Shares which such defaulting Underwriter or Underwriters agreed but failed or refused to purchase on such date; provided that in no event shall the number of Shares that any Underwriter has agreed to purchase pursuant to this Agreement be increased pursuant to this
Section 11 by an amount in excess of one-ninth of such number of Shares without the written consent of such Underwriter. If, on the Closing Date or the Option Closing Date, as the case may be, any Underwriter or Underwriters shall fail or refuse to purchase Shares and the aggregate number of Shares with respect to which such default occurs is more than one-tenth of the aggregate number of Shares to be purchased on such date, and arrangements satisfactory to you and the Company for the purchase of such Shares are not made within 36 hours after such default, this Agreement shall terminate without liability on the part of any non-defaulting Underwriter or the Company. In any such case either you or the Company shall have the right to postpone the Closing Date or the Option Closing Date, as the case may be, but in no event for longer than seven days, in order that the required changes, if any, in the Registration Statement and in the Prospectus or in any other documents or arrangements may be effected. Any action taken under this paragraph shall not relieve any defaulting Underwriter from liability in respect of any default of such Underwriter under this Agreement.

                  If this Agreement shall be terminated by the Underwriters, or any of them, because of any failure or refusal on the part of any Seller to comply with the terms or to fulfill any of the conditions of this Agreement, or if for any reason any Seller shall be unable to perform its obligations under this Agreement, the Sellers will reimburse the Underwriters or such Underwriters as have so terminated this Agreement with respect to themselves, severally, for all out-of-pocket expenses (including the fees and disbursements of their counsel) reasonably incurred by such Underwriters in connection with this Agreement or the offering contemplated hereunder.

                  12. Counterparts. This Agreement may be signed in two or more counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

                  13. Applicable Law. This Agreement shall be governed by the laws of the State of New York.

                  14. Headings. The headings of the sections of this Agreement have been inserted for convenience of reference only and shall not be deemed a part of this Agreement.

                                           Very truly yours,

                                           STEEL DYNAMICS, INC.



                                           By
                                              ---------------------------------
                                              Name:
                                              Title:

                                           The Selling Shareholders named in
                                           Schedule III hereto, acting severally



                                           By
                                              ---------------------------------
                                              Attorney-in-Fact
                                              Name:
                                              Title:

Accepted as of the date hereof

MORGAN STANLEY & CO. INCORPORATED
PAINEWEBBER INCORPORATED
MCDONALD & COMPANY SECURITIES, INC.
SALOMON BROTHERS INC

Acting severally on behalf of themselves and the several U.S. Underwriters named in Schedule I hereto.

By Morgan Stanley & Co.
       Incorporated


By
    ----------------------------------------
    Name:
    Title:

MORGAN STANLEY & CO. INTERNATIONAL LIMITED
PAINEWEBBER INTERNATIONAL (U.K.) LTD.
MCDONALD & COMPANY SECURITIES, INC.
SALOMON BROTHERS INTERNATIONAL LIMITED

Acting severally on behalf of themselves and the several International Underwriters named in Schedule II hereto.

By Morgan Stanley & Co.
         International Limited


By
    ----------------------------------------
     Name:
     Title:

                                   SCHEDULE I

                                U.S. Underwriters



                                                          Number of
                                                         Firm Shares
         Underwriter                                   To Be Purchased

Morgan Stanley & Co. Incorporated

PaineWebber Incorporated

McDonald & Company Securities, Inc.

Salomon Brothers Inc









                                                                --------------

Total U.S. Firm Shares..........................                ==============

                                   SCHEDULE II

                           International Underwriters



                                                               Number of
                                                               Firm Shares
         Underwriter                                         To Be Purchased



Morgan Stanley & Co. International Limited

PaineWebber International (U.K.) Ltd.

McDonald & Company Securities, Inc.

Salomon Brothers International Limited












                                                            ------------------
Total International Firm Shares...........................
                                                            ==================

                                  SCHEDULE III

                              Selling Shareholders
                                                               Number of
                                                               Firm Shares
Selling Shareholder                                            To Be Sold






                                                               ----------------
Total .......................................................
                                                               ================

                                    EXHIBIT A


                  Pursuant to Section 6(d) of the Underwriting Agreement, Barrett & McNagny, counsel for the Company, shall furnish an opinion to the effect that:

                  (i) the Company has been duly incorporated, is validly existing as a corporation in good standing under the laws of the jurisdiction of its incorporation, has the corporate power and authority to own its property and to conduct its business as described in the Prospectus and is duly qualified to transact business and is in good standing in each jurisdiction in which the conduct of its business or its ownership or leasing of property requires such qualification, except to the extent that the failure to be so qualified or be in good standing would not have a material adverse effect on the Company and its subsidiaries taken as a whole;

                  (ii) each subsidiary of the Company has been duly incorporated, is validly existing as a corporation in good standing under the laws of the jurisdiction of its incorporation, has the corporate power and authority to own its property and to conduct its business as described in the Prospectus and is duly qualified to transact business and is in good standing in each jurisdiction in which the conduct of its business or its ownership or leasing of property requires such qualification, except to the extent that the failure to be so qualified or be in good standing would not have a material adverse effect on the Company and its subsidiaries taken as a whole;

                  (iii) the authorized capital stock of the Company conforms as to legal matters to the description thereof contained in the Prospectus;

                  (iv) the shares of Common Stock (including the Shares to be sold by the Selling Shareholders) outstanding prior to the issuance of the Company Shares have been duly authorized and are validly issued, fully paid and non-assessable;

                  (v) the Company Shares have been duly authorized and, when issued and delivered in accordance with the terms of the Underwriting Agreement, will be validly issued, fully paid and non-assessable, and the issuance of such Shares will not be subject to any preemptive or similar rights;

                  (vi) the Underwriting Agreement and each of the Irrevocable Power of Attorney and Custody Agreements (collectively, the "Power of Attorney and Custody Agreements"), each dated the date hereof, by each Selling Shareholder and the Company as Custodian, appointing certain individuals as the Selling Shareholders' attorneys-in-fact to the extent set forth therein relating to the transactions contemplated hereby and by the Registration Statement have been duly authorized, executed and delivered by the Company;

                  (vii) the execution and delivery by the Company of, and the performance by the Company of its obligations under, the Underwriting Agreement, the Power of Attorney and Custody Agreements, and the issuance and delivery of the Company Shares will not contravene any provision of applicable law or the articles of incorporation or by-laws of the Company or, to the best of such counsel's knowledge, any agreement or other instrument binding upon the Company or any of its subsidiaries that is material to the Company and its subsidiaries, taken as a whole, or, to the best of such counsel's knowledge, any judgment, or decree of any governmental body, agency or court having jurisdiction over the Company or any subsidiary, and no consent, approval, authorization or order of or qualification with any governmental body or agency is required for the performance by the Company of its obligations under the Underwriting Agreement, except such as may be required by the securities or Blue Sky laws of the various states in connection with the offer and sale of the Shares;

                  (viii) the statements (1) in the Prospectus under the captions "________", "Certain Transactions", "Description of Certain Indebtedness", "Description of Capital Stock," "Certain United States Federal Tax Consequences For Non-United States Holders" and "Underwriters" and (2) in the Registration Statement in Items 14 and 15, in each case insofar as such statements constitute summaries of the legal matters, documents or proceedings referred to therein, fairly present the information called for with respect to such legal matters, documents and proceedings and fairly summarize the matters referred to therein;

                  (ix) after due inquiry, such counsel does not know of any legal or governmental proceedings pending or threatened to which the Company or any of its subsidiaries is a party or to which any of the properties of the Company or any of its subsidiaries is subject that are required to be described in the Registration Statement or the Prospectus and are not so described or of any statutes, regulations, contracts or other documents that are required to be described in the Registration Statement or the Prospectus or to be filed as exhibits to the Registration Statement that are not described or filed as required;

                  (x) the Company is not and, after giving effect to the offering and sale of the Shares and the application of the proceeds thereof as described in the Prospectus, will not be an "investment company" as such term is defined in the Investment Company Act of 1940, as amended;

                  (xi) such counsel (1) is of the opinion that the Registration Statement and Prospectus (except for financial statements and schedules included therein as to which such counsel need not express any opinion) comply as to form in all material respects with the Securities Act and the rules and regulations of the Commission thereunder,

         (2) has no reason to believe that (except for financial statements and schedules as to which such counsel need not express any belief) the Registration Statement and the prospectus included therein at the time the Registration Statement became effective contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading and (3) has no reason to believe that (except for financial statements and schedules as to which such counsel need not express any belief) the Prospectus contains any untrue statement of a material fact or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; and

                  (xii) each of the Company and its subsidiaries has all necessary certificates, orders, permits, licenses, authorizations, consents and approvals of and from, and has made all declarations and filings with, all federal, state and local governmental authorities, all self-regulatory organizations and all courts and tribunals, to own, lease, license and use its properties and assets and to conduct its business in the manner described in the Prospectus, and neither the Company nor any of its subsidiaries has received any notice of proceedings relating to revocation or modification of any such certificates, orders, permits, licenses, authorizations, consents or approvals, nor is the Company or any of its subsidiaries in violation of, or in default under, any federal, state and local law, regulation, rule, decree, order or judgment applicable to the Company or any of its subsidiaries the effect of which, singly or in the aggregate, would have a material adverse effect on the prospects, condition, financial or otherwise, or in the earnings, business or operations of the Company and its subsidiaries, taken as a whole, except as described in the Prospectus.

                  With respect to subsection (xi) above, such counsel may state that their opinion and belief are based upon their participation in the preparation of the Registration Statement and Prospectus and any amendments or supplements thereto and review and discussion of the contents thereof, but are without independent check or verification, except as specified.

                                    EXHIBIT B


                  Pursuant to Section 6(e) of the Underwriting Agreement, counsel for the Selling Shareholders shall furnish an opinion to the effect that:

                  (i) the Underwriting Agreement has been duly authorized, executed and delivered by or on behalf of each of the Selling Shareholder[s];

                  (ii) the execution and delivery by [the] [each] Selling Shareholder[s] of, and the performance by such Selling Shareholder of its obligations under, the Underwriting Agreement and the Power of Attorney and Custody Agreement of such Selling Shareholder will not contravene any applicable law, or the certificate of incorporation or by-laws of such Selling Shareholder (if such Selling Shareholder is a corporation), or the trust agreement (if such Selling Shareholder is a trust) or, to the best of such counsel's knowledge, any agreement or other instrument binding upon such Selling Shareholder, or to the best of such counsel's knowledge, any judgment, order or decree of any governmental body, agency or court having jurisdiction over such Selling Shareholder, and no consent, approval, authorization or order of or qualification with any governmental body or agency is required for the performance by such Selling Shareholder of its obligations under this Agreement or Power of Attorney and Custody Agreement of such Selling Shareholder, except such as may be required by the securities or Blue Sky laws of the various states in connection with the offer and sale of the Shares;

                  (iii) [each of] the Selling Shareholder[s] has valid and marketable title to the Shares to be sold by such Selling Shareholder and the legal right and power, and all authorization and approval required by law, to enter into the Underwriting Agreement and Power of Attorney and Custody Agreement of such Selling Shareholder and to sell, transfer and deliver the Shares to be sold by such Selling Shareholder;

                  (iv) the Power of Attorney and Custody Agreement of [each of] the Selling Shareholder[s] has been duly authorized, executed and delivered by the Selling Shareholder[s] and is a valid and binding agreement of [each of] of the Selling Shareholder[s], enforceable in accordance with its terms, except as (a) the enforceability thereof may be limited by bankruptcy, insolvency or similar laws affecting creditors' rights generally and (b) the availability of equitable remedies may be limited by equitable principles of general applicability;

                  (v) delivery of the Shares to be sold by each Selling Shareholder pursuant to the Underwriting Agreement will pass marketable title to such Shares free and clear of any security interests, claims, liens, equities and other encumbrances; and

                  (vi) such counsel has no reason to believe that as to information relating to the Selling Shareholder (except for financial statements and schedules as to which such counsel need not express any belief) the Registration Statement and the prospectus included therein at the time the Registration Statement became effective contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading and has no reason to believe that as to information relating to the Selling Shareholder (except for financial statements and schedules as to which such counsel need not express any belief) the Prospectus contains any untrue statement of a material fact or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

                  Such counsel may rely upon an opinion or opinions of counsel for any Selling Shareholders and, with respect to factual matters and to the extent such counsel deems appropriate, upon the representations of each Selling Shareholder contained herein and in the Power of Attorney and Custody Agreement of such Selling Shareholder and in other documents and instruments; provided that (A) each such counsel for the Selling Shareholder is satisfactory to counsel for the Underwriters, (B) a copy of each opinion so relied upon is delivered to you and is in form and substance satisfactory to counsel for the Underwriters, (C) copies of such Power of Attorney and Custody Agreement and of any such other documents and instruments shall be delivered to you and shall be in form and substance satisfactory to counsel for the Underwriters and (D) such counsel shall state in their opinion that they are justified in relying on each such other opinion.

                                    EXHIBIT C


Morgan Stanley & Co. Incorporated
PaineWebber Incorporated
McDonald & Company Securities, Inc.
Salomon Brothers Inc

Morgan Stanley & Co. International Limited
PaineWebber International (U.K.) Ltd.
McDonald & Company Securities, Inc.
Salomon Brothers International Limited

c/o Morgan Stanley & Co. Incorporated
         1585 Broadway
         New York, New York  10036

Ladies and Gentlemen:

                  The undersigned understands that Steel Dynamics, Inc., an Indiana corporation (the "Company"), and the shareholders (the "Selling Shareholders") of the Company named in Schedule III of the Underwriting Agreement (as defined below) propose to enter into an underwriting agreement (the "Underwriting Agreement") with (a) Morgan Stanley & Co. Incorporated ("Morgan Stanley"), PaineWebber Incorporated, McDonald & Company Securities, Inc. and Salomon Brothers Inc, as representatives of the several U.S. underwriters (the "U.S. Underwriters") named in Schedule I thereto, and (b) Morgan Stanley & Co. International Limited, PaineWebber International (U.K.) Ltd., McDonald & Company Securities, Inc. and Salomon Brothers International Limited, as representatives of the several international underwriters (the several international underwriters and the U.S. Underwriters being hereinafter collectively called the "Underwriters") named in Schedule II thereto, providing for the public offering (the "Public Offering") of shares of the Company's Common Stock (par value $.01 per share) (the "Common Stock").

                  To induce the Underwriters that may participate in the Public Offering to continue their efforts in connection with the Public Offering, the undersigned hereby agrees that, without the prior written consent of Morgan Stanley, it will not, during the period commencing on the date hereof and ending 180 days after the date of the final prospectus relating to the Public Offering (the "Prospectus"), (1) offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, or otherwise transfer or dispose of, directly or indirectly, any shares of Common Stock or any securities convertible into or exercisable or exchangeable for Common Stock (provided that such shares or securities are either now owned by the undersigned or are hereafter acquired prior to or in connection with the Public Offering), or (2) enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of such shares of Common Stock, whether any such transaction described in clause (1) or (2) above is to be settled by delivery of Common Stock or such other securities, in cash or otherwise. The foregoing sentence shall not apply to the sale of any shares of Common Stock to the Underwriters pursuant to the Underwriting Agreement. In addition, the undersigned agrees that, without the prior written consent of Morgan Stanley on behalf of the Underwriters, it will not, during the period commencing on the date hereof and ending 180 days after the date of the Prospectus, make any demand for or exercise any right with respect to, the registration of any shares of Common Stock or any security convertible into or exercisable or exchangeable for Common Stock.

                  Whether or not the Public Offering actually occurs depends on a number of factors, including market conditions. Any Public Offering will only be made pursuant to an Underwriting Agreement, the terms of which are subject to agreement between the Company, the Selling Shareholders and the Underwriters.

                                              Very truly yours,



                                              -----------------------------
                                              (Name)


                                              -----------------------------
                                              (Print Name)


                                              -----------------------------
                                              (Address)



Accepted as of the date
first set forth above:

MORGAN STANLEY & CO. INCORPORATED


By:
   -----------------------------------